FINANCE INCOME (EXPENSES), NET (Tables)	12 Months Ended
Dec. 31, 2017
Other Income and Expenses [Abstract]
Schedule of Finance Income (Expense), Net
	For the year ended December 31,
	2 0 1 7	2 0 1 6	2 0 1 5

Interest income on short-term deposits	66	139	61
Bank fees and interest expenses	(7)	(7)	(47)
Changes in provision for royalties	82	56	(33)
Exchange rate differences	95	56	18
Revaluation of fair value of warrants to purchase preferred share	-	-	174
Total financing income	236	244	173